UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2025

Verve Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40489	82-4800132
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Brookline Avenue, Suite 601 Boston, Massachusetts		02215
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 603-0070

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	VERV	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed in its Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 17, 2025, Verve Therapeutics, Inc., a Delaware corporation (“Verve” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 16, 2025, by and among the Company, Eli Lilly and Company, an Indiana corporation (“Parent”), and Ridgeway Acquisition Corporation, a Delaware corporation and an indirect wholly-owned subsidiary of Parent (“Purchaser”).

Pursuant to the Merger Agreement, on June 25, 2025, Purchaser commenced a tender offer (the “Offer”) to purchase all of the issued and outstanding shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Company Common Stock”) in exchange for (i) $10.50 per Share, net to the stockholder in cash, without interest (the “Cash Consideration”) and less any applicable tax withholding, plus (ii) one non-tradable contingent value right (each, a “CVR”) per Share, which represents the contractual right to receive a contingent payment of up to $3.00 per CVR, net to the stockholder in cash, without interest and less any applicable tax withholding, upon the achievement of a certain specified milestone, all in accordance with the terms and subject to the conditions and other provisions of a contingent value rights agreement (the “CVR Agreement”), dated as of July 24, 2025, by and among Parent, Purchaser, Computershare Inc. and Computershare Trust Company, N.A. (the Cash Consideration plus one CVR, collectively, the “Offer Price”).

The Offer and related withdrawal rights expired as scheduled at one minute past 11:59 p.m., Eastern Time, on July 23, 2025 (such date and time, the “Expiration Time”), and was not extended. Computershare Trust Company, N.A., in its capacity as depositary and paying agent for the Offer (the “Depositary and Paying Agent”), has advised Purchaser that, as of the Expiration Time, 49,882,464 Shares had been validly tendered and not validly withdrawn pursuant to the Offer, representing approximately 55.7% of the issued and outstanding Shares as of the Expiration Time. Accordingly, the Minimum Tender Condition (as defined in the Merger Agreement) has been satisfied. As a result of the satisfaction of the Minimum Tender Condition and each of the other conditions to the Offer, on July 24, 2025, Parent and Purchaser accepted for payment the Shares that were validly tendered and not validly withdrawn pursuant to the Offer prior to the Expiration Time. Parent has transmitted payment for such Shares to the Depositary and Paying Agent, which will disburse the Cash Consideration to tendering Company stockholders whose Shares have been accepted for payment in accordance with the terms of the Offer.

Following the consummation of the Offer, pursuant to the terms and conditions of the Merger Agreement, in accordance with Section 251(h) of the General Corporation Law of the State of Delaware (the “DGCL”) and without a meeting or a vote of the Company’s stockholders, on July 25, 2025, Purchaser was merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and becoming an indirect wholly-owned subsidiary of Parent.

Pursuant to the terms of the Merger Agreement, as of the effective time of the Merger (the “Effective Time”), by virtue of the Merger and without any action on the part of the holders thereof, each Share issued and outstanding immediately prior to the Effective Time (other than (i) Shares held in the treasury of the Company or owned by the Company, (ii) Shares owned by Parent, Purchaser or any direct or indirect wholly-owned subsidiary of Parent or Purchaser or (iii) Shares held by stockholders who were entitled to demand and properly exercised and perfected their respective demands for appraisal for such Shares in accordance with Section 262 of the DGCL (the “Dissenting Shares”)) was converted into the right to receive the Offer Price, without interest, from Purchaser, less any applicable tax withholding.

Pursuant to the Merger Agreement, the treatment of the Company’s equity awards was as follows:

•

at the Effective Time, each option to purchase Shares granted under a Company equity incentive plan, program or arrangement under which equity awards were outstanding (excluding, for the avoidance of doubt, the Verve Therapeutics, Inc. Amended and Restated 2021 Employee Stock Purchase Plan) (each, a “Company Stock Option”) having an exercise price less than the Cash Consideration (each such option, a “Company Cash-Out Stock Option”) that was outstanding immediately prior to the Effective Time, whether or not vested, was cancelled and converted into the right to receive (i) an amount in cash, without interest and less any applicable tax withholdings, equal to the product of (x) the total number of Shares subject to such Company Cash-Out Stock Option immediately prior to the Effective Time multiplied by (y) the excess, if any, of the Cash Consideration over the applicable exercise price per Share under such Company Cash-Out Stock Option and (ii) one CVR for each Share subject to such Company Cash-Out Stock Option immediately prior to the Effective Time (without regard to vesting);

•

at the Effective Time, each Company Stock Option having an exercise price that is equal to or greater than the Cash Consideration and less than the sum of the Cash Consideration and the Milestone Payment (as defined in the Merger Agreement) (each such option, a “Closing Date Contingent Option”) that was outstanding immediately prior to the Effective Time, whether or not vested, was cancelled and converted into the right to receive an amount in cash, without interest and less any applicable tax withholdings, equal to the product of (i) the total number of Shares subject to such Closing Date Contingent Option immediately prior to the Effective Time multiplied by (ii) the cash payment a holder of one CVR would receive, as and when such payment is made to the holders of CVRs, provided that each such Closing Date Contingent Option will only receive the excess of the sum of (x) the Cash Consideration plus (y) the Milestone Payment over the applicable exercise price of such Closing Date Contingent Option;

•

at the Effective Time, each Company Stock Option having an exercise price equal to or greater than the sum of the Cash Consideration and the Milestone Payment that was outstanding immediately prior to the Effective Time, whether or not vested, was cancelled for no consideration; and

•

at the Effective Time, each restricted stock unit granted under an equity incentive plan, program or arrangement (“Company RSU”) that was outstanding and unvested became immediately vested in full, and at the Effective Time, each Company RSU was cancelled and converted into the right to receive (i) an amount in cash, without interest and less any applicable tax withholdings, equal to the product of (x) the total number of Shares subject to such Company RSU immediately prior to the Effective Time multiplied by (y) the Cash Consideration and (ii) one CVR for each share of Company Common Stock subject to such Company RSU immediately prior to the Effective Time (without regard to vesting).

The foregoing description of the Offer, the Merger and the Merger Agreement is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on June 17, 2025 and is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

Effective as of the Effective Time, the Company terminated the Second Amended and Restated Investors’ Rights Agreement, dated as of January 14, 2021, by and among the Company and the investors listed on Schedule A thereto.

In addition, effective as of the Effective Time, the Company terminated the Company’s Amended and Restated 2021 Employee Stock Purchase Plan, the Endcadia, Inc. 2018 Equity Incentive Plan, the Verve Therapeutics, Inc. 2021 Stock Incentive Plan and the Verve Therapeutics, Inc. 2024 Inducement Stock Incentive Plan.

In addition, effective as of the Effective Time, the Company terminated the Open Market Sale Agreement, dated as of July 1, 2022, with Jefferies LLC.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information contained in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 23, 2025, the Company (i) notified the Nasdaq Stock Market LLC (“Nasdaq”) of the anticipated consummation of the Merger and (ii) requested that Nasdaq suspend trading of Company Common Stock, effective as of close of business on July 24, 2025, and file with the SEC a Form 25, Notification of Removal from Listing and/or Registration, to delist all Company Common Stock from Nasdaq and deregister Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company also intends to file a Certification and Notice of Termination of Registration on Form 15 with the SEC requesting the termination of registration of Company Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01	Change in Control of Registrant.

The information contained in the Introductory Note and Items 2.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the consummation of the Offer and the consummation of the Merger in accordance with Section 251(h) of the DGCL on July 25, 2025, a change in control of the Company occurred. At the Effective Time, the Company became an indirect wholly-owned subsidiary of Parent. The Cash Consideration was funded through Parent’s cash on hand and borrowings at prevailing market interest rates under Parent’s commercial paper program.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

In accordance with the terms of the Merger Agreement, (i) each of Sekar Kathiresan, Burt Adelman, Lonnel Coats, Alexander Cumbo, Michael MacLean, Sheila Mikhail, Jodie Morrison, Ourania Tatsis and Krishna Yeshwant resigned from his or her respective position as a member of the Company’s board of directors, including from any and all committees thereof, effective as of the Effective Time and (ii) Christopher Anderson, Jonathan R. Haug and Sherry D. Davis, each a director of Purchaser immediately prior to the Effective Time, became directors of the Company, in each case, effective as of the Effective Time. The resignations described in clause (i) of the preceding sentence were tendered in connection with the Merger and not as a result of any disagreements between the Company and the resigning individuals on any matters related to the Company’s operations, policies or practices.

In accordance with the terms of the Merger Agreement, each officer of Purchaser immediately prior to the Effective Time became an officer of the Company effective as of the Effective Time. The officers of Purchaser immediately prior to the Effective Time were Jonathan R. Haug as President, Christopher Anderson as Secretary, Steffanie Lim-Ho as Treasurer, Katie Lodato as Assistant Treasurer and Jonathan Groff as Assistant Secretary. Effective immediately following completion of the Merger, all of the incumbent officers of the Company, as of immediately prior to the Effective Time, were removed as officers of the Company. Biographical and other information with respect to Christopher Anderson, Jonathan R. Haug, Sherry D. Davis, Steffanie Lim-Ho, Katie Lodato and Jonathan Groff is set forth in Schedule I to the Offer to Purchase, a copy of which is attached as Exhibit (a)(1)(A) to the Tender Offer Statement on Schedule TO filed with the SEC by Parent on June 25, 2025 and is incorporated herein by reference.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, the certificate of incorporation of the Company was amended and restated in its entirety, effective as of the Effective Time, and the bylaws of the Company were amended and restated in their entirety, effective as of immediately following the Effective Time. Copies of the Company’s fifth amended and restated certificate of incorporation and third amended and restated bylaws are included as Exhibits 3.1 and 3.2 hereto, respectively, each of which is incorporated by reference herein.

Item 8.01	Other Events.

On July 24, 2025, the Company and Parent issued a joint press release announcing the expiration of the Offer, a copy of which is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of June 16, 2025, by and among Eli Lilly and Company, Ridgeway Acquisition Corporation and Verve Therapeutics, Inc. (incorporated by reference to Exhibit 2.1 to Verve Therapeutics, Inc.’s Current Report on Form 8-K filed with the SEC on June 17, 2025).

3.1**	Fifth Amended and Restated Certificate of Incorporation of Verve Therapeutics, Inc.

3.2**	Third Amended and Restated Bylaws of Verve Therapeutics, Inc.

99.1	Joint Press Release, dated July 24, 2025, issued by Verve Therapeutics, Inc. and Eli Lilly and Company (incorporated by reference to Exhibit (a)(5)(B) to Amendment No. 3 to the Tender Offer Statement on Schedule TO of Eli Lilly and Company and Ridgeway Acquisition Corporation filed with the SEC on July 24, 2025).

104**	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby agrees to supplementally furnish to the SEC upon request any omitted schedule or similar attachment to Exhibit 2.1.

**	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERVE THERAPEUTICS, INC.
Date: July 25, 2025

	By:	/s/ Jonathan R. Haug
	Name:	Jonathan R. Haug
	Title:	President